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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2013 through November 30, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                  Pioneer Select
                  Mid Cap Growth Fund

--------------------------------------------------------------------------------
                  Annual Report | November 30, 2014
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A   PGOFX
                  Class C   GOFCX
                  Class R   PGRRX
                  Class Y   GROYX

         [LOGO] PIONEER
                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          26

Notes to Financial Statements                                                 34

Report of Independent Registered Public Accounting Firm                       44

Approval of Investment Advisory Agreement                                     45

Trustees, Officers and Service Providers                                      50

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 1

President's Letter

Dear Shareowner,

Today's market environment presents numerous opportunities as well as challenges for investors. A disparate global economic landscape has formed, with the U.S. facing prospects for continued growth, while questions abound regarding the outlook for other regions. Employment, household income, and corporate profits have been rising in the U.S. and inflation pressures remain low. However, many countries across Europe as well as Japan face muted growth. In addition, a variety of factors have clouded the outlook for countries such as Russia and Brazil and China's investment-driven economy continues to slow.

Monetary policies of major central banks are diverging, reflecting different economic conditions. With the U.S. economy no longer in need of extraordinary stimulus, the Federal Reserve Board may be closer to raising short-term interest rates. Conversely, the European Central Bank and the Bank of Japan are likely to be adding, not removing, stimulus.

While we anticipate continued growth for the U.S., the outlook is far from certain, nor is the outlook for other regions necessarily dire. It remains to be seen how weakness outside the U.S. will affect global growth and whether easing monetary policies in other regions will spur an economic recovery.

While these economic conditions may lead to increasing volatility in 2015, we believe the opportunity for investors to earn attractive returns will persist. However, in an environment where interest rates remain low and equity valuations have been buoyed by an extended bull market, we believe it is imperative investors adhere to a disciplined investment approach that is consistent with one's goals and objectives, being mindful of the tradeoff between risk and return.

Since 1928 Pioneer's investment professionals have been focused on identifying and capitalizing on investment opportunities that present themselves in a variety of ever changing market conditions, including those we face today. We seek returns consistent with our strategies' stated style and

2 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 objectives and consistent with our shareholders' expectations, regardless of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources and a commitment to prudent risk management designed to mitigate downside and preserve returns over time.

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when deploying strategies on behalf of our shareowners.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 3

Portfolio Management Discussion | 11/30/14

For the 12-month period ended November 30, 2014, returns for Pioneer Select Mid Cap Growth Fund underperformed the return of the Fund's benchmark, the Russell Midcap Growth Index, but exceeded the average returns of the Mid Cap Growth funds tracked by both Lipper and Morningstar. In the following interview, Ken Winston reviews the investment background and details some of the factors and decisions that drove the Fund's performance during the 12-month period. Mr. Winston, a vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund, along with Shaji John, a vice president and a portfolio manager at Pioneer, and Jon Stephenson, a vice president and a portfolio manager at Pioneer.

Q How would you describe the investment environment for mid-cap equities during the 12-month period ended November 30, 2014?

A Mid-cap stocks traced a very jagged path upward over the full 12-month period. Along the way, share prices of equities suffered four steep downturns that were triggered by such factors as disruptive winter weather in 2013-2014, weakening global economic growth, the Ebola virus outbreak and expectations of interest-rate hikes in 2015. In the long run, however, investors chose to focus on the strengthening U.S. economy as their best source of opportunity. Falling commodity prices and the near-absence of inflation were additional factors favoring the performance of equities. Towards the end of the period, lower energy prices acted as a de facto stimulus for the domestic economy, putting more money in the pockets of consumers and reducing operating expenses for businesses. At the same time, low levels of inflation gave the U.S. Federal Reserve System (the Fed) the leeway to delay any potential rate increases. Oil and gas prices, already slumping, dropped even further when the OPEC cartel (Organization of Petroleum Exporting Countries) opted to maintain current production levels. During the period, market participants favored owning stocks of larger rather than smaller companies. Thus, mid-cap portfolio managers and shareholders were rewarded if their investment choices tilted toward larger issues within the mid-cap style range.

Q How did the Fund perform in that environment during the 12-month period ended November 30, 2014?

A Pioneer Select Mid Cap Growth Fund's Class A shares returned 13.30% at net asset value during the 12-month period ended November 30, 2014, while the Fund's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 15.80%. During the same period, the average return of the

4 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

    419 mutual funds in Lipper's Mid Cap Growth Funds category was 10.40%, and the average return of the 747 mutual funds in Morningstar's Mid Cap Growth Funds category was 10.29%.

Q Which of your investment strategies either contributed to or detracted from the Fund's performance during the 12-month period ended November 30, 2014?

A The Fund underperformed the Russell Index during the 12-month period primarily because of unfavorable stock selection results. From an asset allocation perspective within the various market sectors, the Fund's positioning versus the benchmark was essentially neutral to relative performance.

    Health care, telecom services, utilities and consumer staples were the top-performing sectors in the Russell Index during the period. Meanwhile, energy, the worst-performing sector, finished in negative territory and consumer discretionary, while positive for the period, was the second-worst performer. Accordingly, the Fund's overweight in health care and an underweight in consumer discretionary benefited benchmark-relative performance. A greater-than-benchmark portfolio weighting in the slumping energy sector, plus underexposure to the strong telecom services and consumer staples sectors, essentially offset those positives. The Fund's sector weightings are not determined in advance, but are the result of our stock selection process.

    Health care delivered the best returns for the Fund relative to the benchmark when both stock selection and the effects of sector weightings are taken into consideration. Stock selection was also strong in the consumer staples sector, although that benefit was diluted somewhat by the portfolio's aforementioned underweight position. Stock selection in information technology also contributed to the Fund's benchmark-relative performance, while selection in six sectors - industrials, consumer discretionary, materials, energy, financials and utilities, in that order - held back the Fund's relative returns.

Q Which individual holdings had the greatest positive effect on the Fund's performance during the 12-month period ended November 30, 2014?

A The Fund's two best-performing stock positions during the period were American Airlines Group and Keurig Green Mountain. American's shares made the strongest contribution to the Fund's results over the period, encompassing the first four quarters after the merger between AMR Corp. (American's former parent) and U.S. Airways. The share price rose as investors began to appreciate the significantly enhanced earnings potential of the combined company. Keurig Green Mountain, a consumer staples firm that makes and distributes the popular Keurig one-cup coffee brewing

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 5 system, is the industry leader in that area. Early in 2014, Keurig Green Mountain's shares advanced sharply on news of a partnership with Coca-Cola (not in the portfolio). The two companies are developing a new single-serve counter-top system for cold beverages. Coca-Cola has also made a direct investment of up to 20% in Keurig Green Mountain. Other top performers for the Fund in consumer staples during the period were Monster Beverage and Constellation Brands, which aided relative results. In addition, our avoidance of Avon Products and Whole Foods Markets, both of which materially underperformed, helped the Fund's benchmark-relative returns in the consumer staples sector.

    In information technology, a position in Skyworks Solutions, which makes complete semiconductor solutions for mobile communications, was a standout performer for the Fund over the period. The shares appreciated greatly after the company reported strong results in consecutive quarters. Skyworks is also increasing its share of semiconductor content for mobile phones, including Apple's (not in the portfolio) newest iPhones, which have complex, specialized requirements.

    In health care, the Fund realized strong contributions from several portfolio holdings in the sector. Shares of Neurocrine Biosciences, a biopharmaceutical company, rose after the company reported positive Phase II results for a drug that targets movement disorders. In addition, Elagolix, Neurocrine's leading new product candidate, has shown positive Phase II trial data for the treatment of endometriosis and uterine fibroids. A position in Akorn Pharmaceuticals, which makes a wide range of ophthalmic and injectable therapies, was another strong performer during the 12-month period, while the Fund's shares of Shire rose based on strong results and its agreement to merge with AbbVie. The proposed merger eventually fell apart, but only after we had decided to take profits and sell the Fund's position in Shire.

Q Which individual holdings detracted the most from the Fund's returns during the 12-month period ended November 30, 2014?

A In energy, a position in Goodrich Petroleum, a Houston-based exploration and production company with assets in the Tuscaloosa Marine Shale and elsewhere, hurt the Fund's benchmark-relative performance the most during the 12-month period. Goodrich's shares declined in price when it became clear that the company's drilling and completion activities could not live up to Wall Street's expectations, given the collapse of oil prices as the period progressed. In industrials, a portfolio position in Chart Industries, which manufactures highly engineered cryogenic equipment for the natural gas industry, hurt benchmark-relative performance as the

6 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 company's share price fell after it disclosed that the timing of certain orders and shipments to China would fail to meet previous expectations. In consumer discretionary, the Fund's position in LKQ, a leading provider of refurbished parts for cars and trucks, also detracted from benchmark-relative performance. During the period, an independent short-seller newsletter accused LKQ of using overly aggressive accounting methods with respect to the company's acquisitions, which hurt the stock price. In our opinion, the claims are exaggerated, and we maintain our positive outlook for LKQ, based on its compelling growth potential and well-informed acquisition strategy.

Q Did you use derivative investments in managing the Fund during the 12-month period ended November 30, 2014, and did the derivatives have an effect on performance?

A Yes, we did use derivatives during the period. Specifically, we sold call options against the shares of some companies we held in the portfolio. We did this in order to generate short-term income while still being able to retain those stocks in the portfolio. The selling of the call options made a minor, yet positive contribution to the Fund's performance during the period.

Q   What is your investment outlook?

A The Fed has signaled its intention to raise short-term interest rates sometime in 2015. Ideally, such changes would be gradual and carefully timed so as not to disrupt the economic comfort zone in which corporations have been functioning so smoothly. We believe equity prices should be able to weather such a measured approach. For that matter, we believe rate hikes appear far from certain to occur, as falling commodity prices are constraining domestic inflation, while slackening global economic growth also argues against near-term rate increases. Although the U.S. economic expansion appears poised to continue, shortfalls in global growth or a miscalculation by the Fed could derail the long-running bull market. Also, the sharp drop in oil and gas prices implies a reduction of capital spending, much of which is normally seen in the energy sector.

    For next year, we see potential for respectable corporate earnings expansion in an environment of modest overall domestic economic growth. Equity returns have been understandably less robust than in earlier stages of the economic recovery as world economies have faced their own challenges, and continued weakness overseas could hold back economic growth at home. Also, the twin specters of continued geopolitical turmoil and the possibility of a resurgent, more aggressive spread of Ebola remain serious risks to U.S. investor confidence.

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 7

    Overall, however, we feel the most likely scenario features sustainable, but moderate economic growth against a background of manageable inflation. That scenario will mostly favor companies such as those we strive to hold in the Fund's portfolio; corporations that we feel have the potential to grow over the long run, despite periodic economic setbacks. Searching for companies with sustainable growth prospects that are available at reasonable valuations in a diversified* portfolio will continue to define our investment strategy.

* Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments on pages 17-25 for a full listing of Fund securities.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

8 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

Portfolio Summary | 11/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                     91.5%
International Common Stocks                                             7.0%
Depositary Receipts for International Stocks                            1.2%
U.S. Corporate Bonds                                                    0.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                 19.7%
Consumer Discretionary                                                 19.6%
Health Care                                                            17.7%
Industrials                                                            15.7%
Consumer Staples                                                        8.7%
Financials                                                              6.9%
Energy                                                                  5.2%
Materials                                                               3.8%
Telecommunication Services                                              2.0%
Utilities                                                               0.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1. American Airlines Group, Inc.                                         2.06%
--------------------------------------------------------------------------------
  2. Skyworks Solutions, Inc.                                              1.87
--------------------------------------------------------------------------------
  3. Keurig Green Mountain, Inc.                                           1.85
--------------------------------------------------------------------------------
  4. Lear Corp.                                                            1.74
--------------------------------------------------------------------------------
  5. Akamai Technologies, Inc.                                             1.49
--------------------------------------------------------------------------------
  6. Dollar Tree, Inc.                                                     1.49
--------------------------------------------------------------------------------
  7. Catamaran Corp.                                                       1.45
--------------------------------------------------------------------------------
  8. Jazz Pharmaceuticals Plc                                              1.37
--------------------------------------------------------------------------------
  9. The NASDAQ OMX Group, Inc.                                            1.33
--------------------------------------------------------------------------------
 10. Advance Auto Parts, Inc.                                              1.31
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 9

Prices and Distributions | 11/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class                      11/30/14                    11/30/13*
--------------------------------------------------------------------------------
              A                         $36.92                       $37.55
--------------------------------------------------------------------------------
              C                         $29.47                       $31.23
--------------------------------------------------------------------------------
              R                         $36.19                       $37.05
--------------------------------------------------------------------------------
              Y                         $39.08                       $39.32
--------------------------------------------------------------------------------

Distributions per Share: 12/1/13-11/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Net
                         Investment         Short-Term            Long-Term
            Class          Income          Capital Gains         Capital Gains
--------------------------------------------------------------------------------
              A            $     --           $0.1108              $5.5119
--------------------------------------------------------------------------------
              C            $     --           $0.1108              $5.5119
--------------------------------------------------------------------------------
              R            $     --           $0.1108              $5.5119
--------------------------------------------------------------------------------
              Y            $     --           $0.1108              $5.5119
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

* The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization. The predecessor fund did not offer Class R Shares. Financial reporting for Class R shares commenced on June 7, 2013.

10 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

Performance Update | 11/30/14                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Select Mid Cap Growth Fund at public offering price during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2014)
--------------------------------------------------------------------------------
             Net          Public       Russell
             Asset        Offering     Midcap
             Value        Price        Growth
Period       (NAV)        (POP)        Index
--------------------------------------------------------------------------------
10 Years     10.38%        9.73%        9.97%
5 Years      16.28        14.91        18.42
1 Year       13.30         6.78        15.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.12%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Select              Russell Midcap
                    Mid Cap Growth Fund         Growth Index
11/30/2004          $ 9,425                     $10,000
11/30/2005          $11,208                     $11,620
11/30/2006          $12,359                     $13,116
11/30/2007          $14,055                     $14,444
11/30/2008          $ 8,181                     $ 7,778
11/30/2009          $11,900                     $11,109
11/30/2010          $14,390                     $14,034
11/30/2011          $15,223                     $14,886
11/30/2012          $16,304                     $16,682
11/30/2013          $22,329                     $22,338
11/30/2014          $25,298                     $25,867

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class A shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 11

Performance Update | 11/30/14                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2014)
--------------------------------------------------------------------------------
                                   Russell
                                   Midcap
             If          If        Growth
Period       Held        Redeemed  Index
--------------------------------------------------------------------------------
10 Years      9.58%       9.58%     9.97%
5 Years      15.22       15.22     18.42
1 Year       12.37       12.37     15.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Select              Russell Midcap
                    Mid Cap Growth Fund         Growth Index
11/30/2004          $ 10,000                    $ 10,000
11/30/2005          $ 11,854                    $ 11,620
11/30/2006          $ 13,010                    $ 13,116
11/30/2007          $ 14,764                    $ 14,444
11/30/2008          $  8,508                    $  7,778
11/30/2009          $ 12,288                    $ 11,109
11/30/2010          $ 14,719                    $ 14,034
11/30/2011          $ 15,426                    $ 14,886
11/30/2012          $ 16,359                    $ 16,682
11/30/2013          $ 22,208                    $ 22,338
11/30/2014          $ 24,955                    $ 25,867

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class C shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

12 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

Performance Update | 11/30/14                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2014)
--------------------------------------------------------------------------------
                                       Russell
                                       Midcap
             If          If            Growth
Period       Held        Redeemed      Index
--------------------------------------------------------------------------------
10 Years      9.85%       9.85%         9.97%
5 Years      15.74       15.74         18.42
1 Year       12.85       12.85         15.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.52%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Select              Russell Midcap
                    Mid Cap Growth Fund         Growth Index
11/30/2004          $ 10,000                    $ 10,000
11/30/2005          $ 11,833                    $ 11,620
11/30/2006          $ 12,983                    $ 13,116
11/30/2007          $ 14,691                    $ 14,444
11/30/2008          $  8,509                    $  7,778
11/30/2009          $ 12,315                    $ 11,109
11/30/2010          $ 14,817                    $ 14,034
11/30/2011          $ 15,597                    $ 14,886
11/30/2012          $ 16,623                    $ 16,682
11/30/2013          $ 22,663                    $ 22,338
11/30/2014          $ 25,576                    $ 25,867

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance shown for Class R shares of the Fund for periods prior to May 15, 2009, is based on the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and the higher distribution and service fees of Class R shares of the Fund (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 13

Performance Update | 11/30/14                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2014)
--------------------------------------------------------------------------------
                                     Russell
                                     Midcap
            If          If           Growth
Period      Held        Redeemed     Index
--------------------------------------------------------------------------------
10 Years    10.73%      10.73%        9.97%
5 Years     16.74       16.74        18.42
1 Year      13.69       13.69        15.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2014)
--------------------------------------------------------------------------------
            Gross
--------------------------------------------------------------------------------
            0.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Select              Russell Midcap
                    Mid Cap Growth Fund         Growth Index
11/30/2004          $   5,000,000               $   5,000,000
11/30/2005          $   5,954,628               $   5,809,757
11/30/2006          $   6,581,291               $   6,558,127
11/30/2007          $   7,494,215               $   7,222,214
11/30/2008          $   4,374,854               $   3,888,985
11/30/2009          $   6,390,726               $   5,554,714
11/30/2010          $   7,761,464               $   7,017,159
11/30/2011          $   8,242,584               $   7,443,027
11/30/2012          $   8,868,947               $   8,340,902
11/30/2013          $  12,185,281               $  11,169,183
11/30/2014          $  13,853,827               $  12,933,655

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class Y shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class I shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

14 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on actual returns from June 1, 2014 through November 30, 2014.

------------------------------------------------------------------------------------------
Share Class                      A                C                R                Y
------------------------------------------------------------------------------------------
Beginning Account            $1,000.00        $1,000.00        $1,000.00        $1,000.00
Value on 6/1/14
------------------------------------------------------------------------------------------
Ending Account               $1,062.55        $1,058.00        $1,060.12        $1,064.41
Value (after expenses)
on 11/30/14
------------------------------------------------------------------------------------------
Expenses Paid                $    5.64        $    9.85        $    7.69        $    3.93
During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.09%, 1.91% 1.49% and 0.76% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2014 through November 30, 2014.

-----------------------------------------------------------------------------------------
Share Class                     A                C                R                Y
-----------------------------------------------------------------------------------------
Beginning Account           $1,000.00        $1,000.00        $1,000.00        $1,000.00
Value on 6/1/14
-----------------------------------------------------------------------------------------
Ending Account              $1,019.60        $1,015.49        $1,017.60        $1,021.26
Value (after expenses)
on 11/30/14
-----------------------------------------------------------------------------------------
Expenses Paid               $    5.52        $    9.65        $    7.54        $    3.85
During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.09%, 1.91% 1.49% and 0.76% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

Schedule of Investments | 11/30/14

-----------------------------------------------------------------------------------
Shares                                                               Value
-----------------------------------------------------------------------------------
              COMMON STOCKS -- 99.2%
              ENERGY -- 5.0%
              Oil & Gas Exploration & Production -- 4.0%
   427,729    Cabot Oil & Gas Corp.                                  $   14,132,166
    68,442    Cimarex Energy Co.                                          7,182,988
   494,267    Goodrich Petroleum Corp.*                                   2,990,315
   120,634    Gulfport Energy Corp.*                                      5,757,861
   613,698    Memorial Resource Development Corp.*                       13,255,877
   193,356    Rice Energy, Inc.                                           4,814,564
                                                                     --------------
                                                                     $   48,133,771
-----------------------------------------------------------------------------------
              Oil & Gas Refining & Marketing -- 0.2%
    23,467    Tesoro Corp.                                           $    1,798,042
-----------------------------------------------------------------------------------
              Oil & Gas Storage & Transportation -- 0.8%
   248,127    Boardwalk Pipeline Partners LP*                        $    4,094,096
    78,991    SemGroup Corp.                                              5,844,544
                                                                     --------------
                                                                     $    9,938,640
                                                                     --------------
              Total Energy                                           $   59,870,453
-----------------------------------------------------------------------------------
              MATERIALS -- 3.8%
              Commodity Chemicals -- 1.1%
   115,807    Methanex Corp.                                         $    5,982,590
   114,889    Westlake Chemical Corp.                                     7,306,940
                                                                     --------------
                                                                     $   13,289,530
-----------------------------------------------------------------------------------
              Specialty Chemicals -- 1.1%
   197,585    Flotek Industries, Inc.*                               $    3,848,956
    71,043    RPM International, Inc.                                     3,388,751
    62,685    WR Grace & Co.*                                             6,022,148
                                                                     --------------
                                                                     $   13,259,855
-----------------------------------------------------------------------------------
              Construction Materials -- 1.0%
    76,101    Eagle Materials, Inc.                                  $    6,269,961
    53,693    Martin Marietta Materials, Inc.                             6,445,308
                                                                     --------------
                                                                     $   12,715,269
-----------------------------------------------------------------------------------
              Metal & Glass Containers -- 0.3%
   124,436    Berry Plastics Group, Inc.*                            $    3,601,178
-----------------------------------------------------------------------------------
              Paper Products -- 0.3%
   104,536    KapStone Paper and Packaging Corp.                     $    3,122,490
                                                                     --------------
              Total Materials                                        $   45,988,322
-----------------------------------------------------------------------------------
              CAPITAL GOODS -- 4.5%
              Aerospace & Defense -- 0.5%
    70,236    B/E Aerospace, Inc.*                                   $    5,469,277
-----------------------------------------------------------------------------------
              Construction & Engineering -- 0.1%
    56,981    Quanta Services, Inc.*                                 $    1,737,920
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 17

-----------------------------------------------------------------------------------
Shares                                                               Value
-----------------------------------------------------------------------------------
              Electrical Components & Equipment -- 0.3%
    28,789    Acuity Brands, Inc.                                    $    3,978,640
-----------------------------------------------------------------------------------
              Heavy Electrical Equipment -- 0.3%
    51,424    Power Solutions International, Inc.*                   $    3,375,986
-----------------------------------------------------------------------------------
              Industrial Conglomerates -- 0.6%
    48,221    Roper Industries, Inc.                                 $    7,610,238
-----------------------------------------------------------------------------------
              Construction & Farm Machinery & Heavy Trucks -- 0.7%
    24,430    WABCO Holdings, Inc.*                                  $    2,507,007
    65,838    Wabtec Corp./DE                                             5,826,005
                                                                     --------------
                                                                     $    8,333,012
-----------------------------------------------------------------------------------
              Industrial Machinery -- 0.2%
    41,945    Pentair Plc                                            $    2,714,261
-----------------------------------------------------------------------------------
              Trading Companies & Distributors -- 1.8%
   283,316    HD Supply Holdings, Inc.*                              $    8,238,829
   115,668    United Rentals, Inc.*                                      13,106,341
                                                                     --------------
                                                                     $   21,345,170
                                                                     --------------
              Total Capital Goods                                    $   54,564,504
-----------------------------------------------------------------------------------
              COMMERCIAL SERVICES & SUPPLIES -- 2.9%
              Environmental & Facilities Services -- 0.4%
   190,719    Covanta Holding Corp.*                                 $    4,781,325
-----------------------------------------------------------------------------------
              Diversified Support Services -- 0.9%
    62,865    Cintas Corp.                                           $    4,598,575
   141,577    Mobile Mini, Inc.*                                          5,874,030
                                                                     --------------
                                                                     $   10,472,605
-----------------------------------------------------------------------------------
              Human Resource & Employment Services -- 1.6%
   111,457    Towers Watson & Co.                                    $   12,590,183
   120,708    WageWorks, Inc.*                                            7,051,761
                                                                     --------------
                                                                     $   19,641,944
                                                                     --------------
              Total Commercial Services & Supplies                   $   34,895,874
-----------------------------------------------------------------------------------
              TRANSPORTATION -- 8.2%
              Airlines -- 3.9%
   509,577    American Airlines Group, Inc.                          $   24,729,772
    68,316    Southwest Airlines Co.                                      2,856,975
    68,420    Spirit Airlines, Inc.*                                      5,657,650
   223,005    United Continental Holdings, Inc.*                         13,654,596
                                                                     --------------
                                                                     $   46,898,993
-----------------------------------------------------------------------------------
              Marine -- 0.5%
    68,103    Kirby Corp.*                                           $    6,547,422
-----------------------------------------------------------------------------------
              Railroads -- 1.0%
   100,949    CSX Corp.                                              $    3,683,629
    69,065    Kansas City Southern                                        8,214,591
                                                                     --------------
                                                                     $   11,898,220
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

-----------------------------------------------------------------------------------
Shares                                                               Value
-----------------------------------------------------------------------------------
              Trucking -- 2.3%
   251,422    Hertz Global Holdings, Inc.*                           $    5,968,758
    85,571    Old Dominion Freight Line, Inc.*                            6,934,674
   117,154    Ryder System, Inc.                                         11,190,550
   159,798    YRC Worldwide, Inc.*                                        3,836,750
                                                                     --------------
                                                                     $   27,930,732
-----------------------------------------------------------------------------------
              Airport Services -- 0.5%
    88,357    Macquarie Infrastructure Co LLC                        $    6,211,497
                                                                     --------------
              Total Transportation                                   $   99,486,864
-----------------------------------------------------------------------------------
              AUTOMOBILES & COMPONENTS -- 1.9%
              Auto Parts & Equipment -- 1.9%
    43,242    BorgWarner, Inc.                                       $    2,445,768
   218,104    Lear Corp.                                                 20,918,355
                                                                     --------------
                                                                     $   23,364,123
                                                                     --------------
              Total Automobiles & Components                         $   23,364,123
-----------------------------------------------------------------------------------
              CONSUMER DURABLES & APPAREL -- 4.0%
              Home Furnishings -- 0.4%
    30,403    Mohawk Industries, Inc.*                               $    4,669,597
-----------------------------------------------------------------------------------
              Household Appliances -- 0.6%
    37,479    Whirlpool Corp.                                        $    6,977,465
-----------------------------------------------------------------------------------
              Leisure Products -- 0.2%
   161,137    Performance Sports Group, Ltd.                         $    2,895,632
-----------------------------------------------------------------------------------
              Apparel, Accessories & Luxury Goods -- 2.8%
    88,176    G-III Apparel Group, Ltd.*                             $    7,802,694
   134,901    Hanesbrands, Inc.                                          15,610,744
    51,894    Michael Kors Holdings, Ltd.*                                3,980,789
    46,589    PVH Corp.                                                   5,923,325
                                                                     --------------
                                                                     $   33,317,552
                                                                     --------------
              Total Consumer Durables & Apparel                      $   47,860,246
-----------------------------------------------------------------------------------
              CONSUMER SERVICES -- 3.8%
              Hotels, Resorts & Cruise Lines -- 0.7%
   186,451    Hilton Worldwide Holdings, Inc.                        $    4,888,745
    80,418    Norwegian Cruise Line Holdings, Ltd.*                       3,529,546
                                                                     --------------
                                                                     $    8,418,291
-----------------------------------------------------------------------------------
              Restaurants -- 2.3%
    11,168    Chipotle Mexican Grill, Inc.*                          $    7,411,308
   104,977    Jack in the Box, Inc.*                                      7,820,786
    39,208    Panera Bread Co.*                                           6,563,419
   242,016    Sonic Corp.*                                                6,580,415
                                                                     --------------
                                                                     $   28,375,928
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 19

-----------------------------------------------------------------------------------
Shares                                                               Value
-----------------------------------------------------------------------------------
              Specialized Consumer Services -- 0.8%
   277,962    H&R Block, Inc.                                        $    9,350,642
                                                                     --------------
              Total Consumer Services                                $   46,144,861
-----------------------------------------------------------------------------------
              MEDIA -- 0.9%
              Cable & Satellite -- 0.9%
    95,000    Liberty Global Plc (Class A)*                          $    4,939,050
   118,966    Liberty Global Plc (Class C)*                               5,938,783
                                                                     --------------
                                                                     $   10,877,833
                                                                     --------------
              Total Media                                            $   10,877,833
-----------------------------------------------------------------------------------
              RETAILING -- 8.9%
              Distributors -- 1.2%
   509,086    LKQ Corp.*                                             $   14,788,948
-----------------------------------------------------------------------------------
              Internet Retail -- 0.5%
    86,600    TripAdvisor, Inc.*                                     $    6,378,090
-----------------------------------------------------------------------------------
              General Merchandise Stores -- 1.5%
   261,229    Dollar Tree, Inc.*                                     $   17,857,614
-----------------------------------------------------------------------------------
              Apparel Retail -- 1.2%
    70,934    Ross Stores, Inc.                                      $    6,489,042
   123,466    The TJX Companies, Inc.                                     8,168,511
                                                                     --------------
                                                                     $   14,657,553
-----------------------------------------------------------------------------------
              Home Improvement Retail -- 0.8%
   150,376    Lowe's Companies, Inc.                                 $    9,598,500
-----------------------------------------------------------------------------------
              Specialty Stores -- 1.9%
    93,778    Five Below, Inc.*                                      $    4,375,681
    59,431    Signet Jewelers, Ltd.                                       7,783,084
   135,399    Tractor Supply Co.*                                        10,416,245
                                                                     --------------
                                                                     $   22,575,010
-----------------------------------------------------------------------------------
              Automotive Retail -- 1.8%
   106,869    Advance Auto Parts, Inc.                               $   15,718,293
    79,057    Lithia Motors, Inc.                                         5,811,480
                                                                     --------------
                                                                     $   21,529,773
                                                                     --------------
              Total Retailing                                        $  107,385,488
-----------------------------------------------------------------------------------
              FOOD & STAPLES RETAILING -- 1.9%
              Drug Retail -- 0.8%
   105,864    CVS Health Corp.                                       $    9,671,735
-----------------------------------------------------------------------------------
              Food Retail -- 1.1%
   217,140    The Kroger Co.                                         $   12,993,658
                                                                     --------------
              Total Food & Staples Retailing                         $   22,665,393
-----------------------------------------------------------------------------------
              FOOD, BEVERAGE & TOBACCO -- 6.8%
              Brewers -- 0.8%
   116,053    Molson Coors Brewing Co. (Class B)                     $    8,976,700
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

-----------------------------------------------------------------------------------
Shares                                                               Value
-----------------------------------------------------------------------------------
              Distillers & Vintners -- 0.9%
   111,043    Constellation Brands, Inc.*                            $   10,704,545
-----------------------------------------------------------------------------------
              Soft Drinks -- 0.9%
    98,087    Monster Beverage Corp.*                                $   11,000,457
-----------------------------------------------------------------------------------
              Packaged Foods & Meats -- 3.4%
   109,511    Hormel Foods Corp.                                     $    5,812,844
   155,724    Keurig Green Mountain, Inc.                                22,134,609
    41,676    Mead Johnson Nutrition Co.                                  4,327,636
   207,632    Tyson Foods, Inc.                                           8,791,139
                                                                     --------------
                                                                     $   41,066,228
-----------------------------------------------------------------------------------
              Tobacco -- 0.8%
   157,641    Lorillard, Inc.                                        $    9,953,453
                                                                     --------------
              Total Food, Beverage & Tobacco                         $   81,701,383
-----------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT & SERVICES -- 9.3%
              Health Care Equipment -- 1.9%
   107,663    Edwards Lifesciences Corp.*                            $   13,961,738
   184,978    Insulet Corp.*                                              8,618,125
                                                                     --------------
                                                                     $   22,579,863
-----------------------------------------------------------------------------------
              Health Care Supplies -- 2.0%
   257,232    Align Technology, Inc.*                                $   14,636,501
   757,812    Endologix, Inc.*                                            9,722,728
                                                                     --------------
                                                                     $   24,359,229
-----------------------------------------------------------------------------------
              Health Care Distributors -- 1.5%
   171,389    Cardinal Health, Inc.                                  $   14,086,462
   268,224    Neff Corp.                                                  3,956,304
                                                                     --------------
                                                                     $   18,042,766
-----------------------------------------------------------------------------------
              Health Care Services -- 2.5%
   342,557    Catamaran Corp.*                                       $   17,449,854
   170,687    Omnicare, Inc.                                             12,002,710
                                                                     --------------
                                                                     $   29,452,564
-----------------------------------------------------------------------------------
              Health Care Facilities -- 0.8%
   276,421    Brookdale Senior Living, Inc.*                         $    9,790,832
-----------------------------------------------------------------------------------
              Managed Health Care -- 0.6%
    99,384    WellCare Health Plans, Inc.*                           $    7,328,576
                                                                     --------------
              Total Health Care Equipment & Services                 $  111,553,830
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 21

-----------------------------------------------------------------------------------
Shares                                                               Value
-----------------------------------------------------------------------------------
              PHARMACEUTICALS, BIOTECHNOLOGY &
              LIFE SCIENCES -- 8.4%
              Biotechnology -- 2.9%
   267,648    Alkermes Plc*                                          $   14,725,993
    37,036    Cubist Pharmaceuticals, Inc.*                               2,807,699
   323,103    Neurocrine Biosciences, Inc.*                               6,439,443
   306,912    NPS Pharmaceuticals, Inc.*                                 10,183,340
                                                                     --------------
                                                                     $   34,156,475
-----------------------------------------------------------------------------------
              Pharmaceuticals -- 3.8%
    99,923    Endo International Plc                                 $    7,311,366
    92,874    Jazz Pharmaceuticals Plc*                                  16,447,057
    74,535    Salix Pharmaceuticals, Ltd.*                                7,653,999
    68,049    Shire Plc (A.D.R.)                                         14,535,266
                                                                     --------------
                                                                     $   45,947,688
-----------------------------------------------------------------------------------
              Life Sciences Tools & Services -- 1.7%
   346,194    Bruker Corp.*                                          $    6,640,001
   219,560    Charles River Laboratories International, Inc.*            14,216,510
                                                                     --------------
                                                                     $   20,856,511
                                                                     --------------
              Total Pharmaceuticals, Biotechnology & Life Sciences   $  100,960,674
-----------------------------------------------------------------------------------
              BANKS -- 1.1%
              Regional Banks -- 1.1%
   223,998    BankUnited, Inc.*                                      $    6,764,740
    55,266    Signature Bank*                                             6,702,108
                                                                     --------------
                                                                     $   13,466,848
                                                                     --------------
              Total Banks                                            $   13,466,848
-----------------------------------------------------------------------------------
              DIVERSIFIED FINANCIALS -- 4.6%
              Specialized Finance -- 1.3%
   355,246    The NASDAQ OMX Group, Inc.                             $   15,954,098
-----------------------------------------------------------------------------------
              Consumer Finance -- 1.2%
   220,353    Discover Financial Services, Inc.                      $   14,444,139
-----------------------------------------------------------------------------------
              Asset Management & Custody Banks -- 1.6%
    62,713    Affiliated Managers Group, Inc.*                       $   12,767,740
   203,141    The Blackstone Group LP                                     6,809,286
                                                                     --------------
                                                                     $   19,577,026
-----------------------------------------------------------------------------------
              Investment Banking & Brokerage -- 0.5%
   171,974    Morgan Stanley Co.                                     $    6,050,045
                                                                     --------------
              Total Diversified Financials                           $   56,025,308
-----------------------------------------------------------------------------------
              REAL ESTATE -- 1.2%
              Specialized REIT -- 1.2%
   405,971    Weyerhaeuser Co.                                       $   14,334,836
                                                                     --------------
              Total Real Estate                                      $   14,334,836
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

-----------------------------------------------------------------------------------
Shares                                                               Value
-----------------------------------------------------------------------------------
              SOFTWARE & SERVICES -- 14.2%
              Internet Software & Services -- 8.0%
   277,448    Akamai Technologies, Inc.*                             $   17,925,915
   121,181    comScore, Inc.*                                             5,328,329
    76,712    CoStar Group, Inc.*                                        13,060,985
   146,062    Facebook, Inc.*                                            11,349,017
     9,418    Google, Inc. (Class A)*                                     5,171,235
     9,458    Google, Inc. (Class C)                                      5,124,628
   439,597    HomeAway, Inc.*                                            13,785,762
    44,161    LinkedIn Corp.*                                             9,992,309
   186,626    Pandora Media, Inc.*                                        3,669,067
   139,773    Twitter, Inc.*                                              5,834,125
    89,002    Yelp, Inc.*                                                 5,081,124
                                                                     --------------
                                                                     $   96,322,496
-----------------------------------------------------------------------------------
              IT Consulting & Other Services -- 0.5%
    67,963    Gartner, Inc.*                                         $    5,809,477
-----------------------------------------------------------------------------------
              Data Processing & Outsourced Services -- 1.8%
    20,243    Alliance Data Systems Corp.*                           $    5,786,866
    77,609    MasterCard, Inc.                                            6,774,490
    79,057    WEX, Inc.*                                                  8,939,766
                                                                     --------------
                                                                     $   21,501,122
-----------------------------------------------------------------------------------
              Application Software -- 3.6%
    70,966    ANSYS, Inc.*                                           $    5,927,080
   151,251    Autodesk, Inc.*                                             9,377,562
   454,429    Cadence Design Systems, Inc.*                               8,575,075
   254,428    Qlik Technologies, Inc.*                                    7,844,015
   113,331    salesforce.com inc*                                         6,785,127
    94,154    SS&C Technologies Holdings, Inc.*                           4,759,485
                                                                     --------------
                                                                     $   43,268,344
-----------------------------------------------------------------------------------
              Systems Software -- 0.3%
    53,747    Tableau Software, Inc.*                                $    4,508,298
                                                                     --------------
              Total Software & Services                              $  171,409,737
-----------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE & EQUIPMENT -- 2.4%
              Communications Equipment -- 1.4%
    96,751    F5 Networks, Inc.*                                     $   12,499,262
    35,483    Palo Alto Networks, Inc.*                                   4,364,409
                                                                     --------------
                                                                     $   16,863,671
-----------------------------------------------------------------------------------
              Technology Hardware, Storage & Peripherals -- 1.0%
    48,165    SanDisk Corp.                                          $    4,983,151
    65,870    Western Digital Corp.                                       6,802,395
                                                                     --------------
                                                                     $   11,785,546
                                                                     --------------
              Total Technology Hardware & Equipment                  $   28,649,217
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 23

-----------------------------------------------------------------------------------
Shares                                                               Value
-----------------------------------------------------------------------------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.0%
              Semiconductors -- 3.0%
   151,917    Avago Technologies, Ltd.                               $   14,189,048
   332,844    Skyworks Solutions, Inc.*                                  22,456,985
                                                                     --------------
                                                                     $   36,646,033
                                                                     --------------
              Total Semiconductors & Semiconductor Equipment         $   36,646,033
-----------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES -- 2.1%
              Alternative Carriers -- 0.9%
   208,083    Level 3 Communications, Inc.*                          $   10,404,150
-----------------------------------------------------------------------------------
              Wireless Telecommunication Services -- 1.2%
   119,054    SBA Communications Corp.*                              $   14,485,300
                                                                     --------------
              Total Telecommunication Services                       $   24,889,450
-----------------------------------------------------------------------------------
              UTILITIES -- 0.3%
              Electric Utilities -- 0.1%
    31,725    ITC Holdings Corp.                                     $    1,205,233
-----------------------------------------------------------------------------------
              Gas Utilities -- 0.1%
     8,213    National Fuel Gas Co.                                  $      568,915
-----------------------------------------------------------------------------------
              Independent Power Producers & Energy Traders -- 0.1%
    49,082    Dynegy, Inc.*                                          $    1,627,068
                                                                     --------------
              Total Utilities                                        $    3,401,216
-----------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $912,165,907)                                    $1,196,142,493
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Principal
Amount ($)
-----------------------------------------------------------------------------------
              CORPORATE BONDS -- 0.3%
              ENERGY -- 0.3%
              Integrated Oil & Gas -- 0.3%
 3,716,000    American Energy -- Utica LLC, 3.5% (3.50% Cash,
              0.00% PIK), 3/1/21 (144A) (PIK)                        $    3,372,270
                                                                     --------------
              Total Energy                                           $    3,372,270
-----------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS
              (Cost $3,831,158)                                      $    3,372,270
-----------------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 99.5%
              (Cost $915,997,065) (a)                                $1,199,514,763
-----------------------------------------------------------------------------------
              OTHER ASSETS & LIABILITIES -- 0.5%                     $    5,804,473
-----------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                             $1,205,319,236
===================================================================================

*          Non-income producing security.

(A.D.R.)   American Depositary Receipts.

(PIK)      Represents a pay-in-kind security.

REIT       Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2014, the value of these securities amounted to $3,372,270 or 0.3% of total net assets.

(a) At November 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $919,856,466 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                                $ 295,346,629

             Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                                  (15,688,332)
                                                                                         -------------
             Net unrealized appreciation                                                 $ 279,658,297
                                                                                         =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2014 aggregated $1,240,230,421 and $1,352,751,675, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The following is a summary of the inputs used as of November 30, 2014, in valuing the Funds's investments:

-------------------------------------------------------------------------------------------
                          Level 1              Level 2          Level 3      Total
-------------------------------------------------------------------------------------------
Common Stocks             $1,196,142,493       $        --      $    --      $1,196,142,493
Corporate Bonds                       --         3,372,270           --           3,372,270
-------------------------------------------------------------------------------------------
Total                     $1,196,142,493       $ 3,372,270      $    --      $1,199,514,763
===========================================================================================

During the year ended November 30, 2014, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets as of November 30, 2014:

-------------------------------------------------------------------------------------------
                          Level 1              Level 2          Level 3      Total
-------------------------------------------------------------------------------------------
Assets:
Foreign currencies       $ -                   $7,028           $ -          $7,028

-------------------------------------------------------------------------------------------
Total                    $ -                   $7,028           $ -          $7,028
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 25

Statement of Assets and Liabilities | 11/30/14

ASSETS:
   Investment in securities (cost $915,997,065)                              $ 1,199,514,763
   Foreign currencies, at value (cost $7,102)                                          7,028
   Receivables --
     Investment securities sold                                                   30,525,265
     Fund shares sold                                                                843,797
     Dividend                                                                        653,809
     Interest                                                                         32,695
  Other                                                                               26,788
---------------------------------------------------------------------------------------------
         Total assets                                                        $ 1,231,604,145
=============================================================================================
LIABILITIES:
   Payables --
     Investment securities purchased                                         $    10,339,382
     Fund shares repurchased                                                       1,793,032
     Dividend                                                                            677
   Due to custodian                                                               13,637,175
   Due to affiliates                                                                 374,325
   Trustee fees                                                                        5,979
   Accrued expenses                                                                  134,339
---------------------------------------------------------------------------------------------
         Total liabilities                                                   $    26,284,909
=============================================================================================
NET ASSETS:
   Paid-in capital                                                           $   921,402,243
   Undistributed net investment income                                               346,827
   Accumulated net realized gain on investments                                       52,542
   Net unrealized appreciation on investments                                    283,517,698
   Net unrealized depreciation on assets and liabilities denominated
     in foreign currencies                                                               (74)
---------------------------------------------------------------------------------------------
         Total net assets                                                    $ 1,205,319,236
=============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $1,016,064,833/27,517,663 shares)                       $         36.92
   Class C (based on $71,942,140/2,440,982 shares)                           $         29.47
   Class R (based on $14,591,344/403,137 shares)                             $         36.19
   Class Y (based on $102,720,919/2,628,708 shares)                          $         39.08
MAXIMUM OFFERING PRICE:
   Class A ($36.92 (divided by) 94.25%)                                      $         39.17
=============================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

Statement of Operations

For the Year Ended 11/30/14

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $11,418)               $  7,029,192
   Interest                                                                114,515
----------------------------------------------------------------------------------------------------
        Total investment income                                                        $  7,143,707
====================================================================================================
EXPENSES:
   Management fees                                                    $  7,134,390
   Transfer agent fees and expenses
     Class A                                                               893,687
     Class B*                                                               51,733
     Class C                                                                50,567
     Class R                                                                 3,934
     Class Y                                                                 9,596
   Distribution fees
     Class A                                                             2,461,006
     Class B*                                                               73,376
     Class C                                                               686,596
     Class R                                                                55,659
   Shareholder communication expense                                       939,054
   Administrative reimbursements                                           370,328
   Custodian fees                                                           47,867
   Registration fees                                                       107,155
   Professional fees                                                        92,507
   Printing expense                                                         82,196
   Fees and expenses of nonaffiliated Trustees                              39,733
   Miscellaneous                                                            55,381
----------------------------------------------------------------------------------------------------
     Total operating expenses                                                          $ 13,154,765
----------------------------------------------------------------------------------------------------
        Interest expense                                                               $    36, 579
----------------------------------------------------------------------------------------------------
     Net operating expense and interest expense                                        $ 13,191,344
----------------------------------------------------------------------------------------------------
        Net investment loss                                                            $ (6,047,637)
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
WRITTEN OPTIONS, AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
     Investments                                                      $160,742,458
     Written options                                                       125,400
     Other assets and liabilities denominated
        in foreign currencies                                              (38,286)    $160,829,572
----------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
     Investments                                                      $ (9,488,504)
     Other assets and liabilities denominated in
        foreign currencies                                                      78     $ (9,488,426)
----------------------------------------------------------------------------------------------------
   Net gain on investments                                                             $151,341,146
----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                $145,293,509
====================================================================================================

*   Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 27

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                  Year Ended         Year Ended
                                                                  11/30/14           11/30/13
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                               $    (6,047,637)   $   (4,288,699)
Net realized gain on investments, written options,
  and foreign currency transactions                                   160,829,572       128,681,381
Change in net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     (9,488,426)      110,946,189
----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $   145,293,509    $  235,338,871
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
  Class A ($5.62 and $5.17* per share, respectively)              $  (135,168,410)   $  (77,659,880)
  Class B ($0.00 and $1.76 per share, respectively)++                          --          (501,362)
  Class C ($5.62 and $4.95* per share, respectively)                  (11,593,069)       (4,990,691)
  Class R ($5.62 and $1.76 per share, respectively)                    (1,952,969)         (435,729)
  Class Y ($5.62 and $5.20* per share, respectively)                  (13,812,737)      (14,582,306)
----------------------------------------------------------------------------------------------------
      Total distributions to shareowners                          $  (162,527,185)   $  (98,169,968)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $   168,322,433    $   61,915,865
Shares issued in reorganization                                                --       575,347,564
Reinvestment of distributions                                         150,996,556        89,555,900
Cost of shares repurchased                                           (247,104,323)     (164,155,418)
----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
          Fund share transactions                                 $    72,214,666    $  562,663,911
----------------------------------------------------------------------------------------------------
      Net increase in net assets                                  $    54,980,990    $  699,832,814
NET ASSETS:
Beginning of year                                                   1,150,338,246       450,505,432
----------------------------------------------------------------------------------------------------
End of year                                                       $ 1,205,319,236    $1,150,338,246
----------------------------------------------------------------------------------------------------
Undistributed net investment income                               $       346,827    $      330,329
====================================================================================================

* Historical per share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund (formerly known as Pioneer Growth Opportunities Fund) with Pioneer Select Mid Cap Growth Fund.

++  Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

Statements of Changes in Net Assets(1)

------------------------------------------------------------------------------------------------------
                                  '14 Shares       '14 Amount            '13 Shares      '13 Amount
------------------------------------------------------------------------------------------------------
Class A*
Shares sold                        2,229,262       $  89,479,683            869,576      $ 31,042,240
Shares issued
   in reorganization                      --                  --         14,033,389       480,408,023
Reinvestment of distributions      3,530,633         130,351,122          2,121,622        74,791,090
Less shares repurchased           (3,455,417)       (138,129,816)        (2,388,188)      (84,583,556)
------------------------------------------------------------------------------------------------------
       Net increase                2,304,478       $  81,700,989         14,636,399      $501,657,797
======================================================================================================
Class B**
Shares sold                           11,361       $     362,679             10,174      $    302,228
Shares issued
   in reorganization                      --                  --            344,312         9,689,683
Reinvestment of distributions             --                  17             16,318           493,621
Less shares repurchased             (312,865)        (10,241,488)           (69,300)       (2,072,494)
------------------------------------------------------------------------------------------------------
       Net increase (decrease)      (301,504)      $  (9,878,792)           301,504      $  8,413,038
======================================================================================================
Class C*
Shares sold                          497,849       $  16,124,952            302,146      $  9,332,626
Shares issued
   in reorganization                      --                  --          1,500,584        43,279,821
Reinvestment of distributions        270,220           7,963,412            126,461         3,770,515
Less shares repurchased             (442,801)        (14,648,244)          (283,509)       (8,546,394)
------------------------------------------------------------------------------------------------------
       Net increase                  325,268       $   9,440,120          1,645,682      $ 47,836,568
======================================================================================================
Class R
Shares sold                          219,092       $   8,695,467             50,406      $  1,834,987
Shares issued
   in reorganization                      --                  --            254,059         8,602,193
Reinvestment of distributions         49,213           1,781,003             10,855           401,099
Less shares repurchased             (128,202)         (5,031,312)           (52,286)       (1,896,736)
------------------------------------------------------------------------------------------------------
       Net increase                  140,103       $   5,445,158            263,034      $  8,941,543
======================================================================================================
Class Y*
Shares sold                        1,259,841       $  53,659,652            521,105      $ 19,403,784
Shares issued
   in reorganization                      --                  --            934,367        33,367,844
Reinvestment of distributions        279,012          10,901,002            283,655        10,099,575
Less shares repurchased           (1,927,719)        (79,053,463)        (1,818,152)      (67,056,238)
------------------------------------------------------------------------------------------------------
       Net decrease                 (388,866)      $ (14,492,809)           (79,025)     $ (4,185,035)
======================================================================================================

(1) As a result of the reorganization, financial reporting for Class B and Class R commenced on June 7, 2013. See Notes to Financial Statements - Note 1.

* Historical per share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund (formerly known as Pioneer Growth Opportunities Fund) with Pioneer Select Mid Cap Growth Fund.

**  Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 29

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                 Year         Year         Year         Year         Year
                                                                 Ended        Ended        Ended        Ended        Ended
                                                                 11/30/14     11/30/13 (a) 11/30/12 (a) 11/30/11 (a) 11/30/10 (a)
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $    37.55   $  31.75     $  29.64     $  28.02     $  23.17
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                           $    (0.17)  $  (0.14)    $  (0.18)    $  (0.15)    $  (0.13)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                5.16      11.11         2.29         1.77         4.98
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $     4.99   $  10.97     $   2.11     $   1.62     $   4.85
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                             $    (5.62)  $  (5.17)    $     --     $     --     $     --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $    (0.63)  $   5.80     $   2.11     $   1.62     $   4.85
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $    36.92   $  37.55     $  31.75     $  29.64     $  28.02
==================================================================================================================================
Total return*                                                         13.30%     36.96%        7.11%(c)     5.79%(d)    20.92%
Ratio of net expenses plus interest expense to average net
   assets(b)                                                           1.09%      1.12%        1.16%        1.15%        1.21%
Ratio of net investment loss to average net assets                    (0.48)%    (0.56)%      (0.54)%      (0.44)%      (0.61)%
Portfolio turnover rate                                                 105%       100%          86%          81%          88%
Net assets, end of period (in thousands)                         $1,016,065   $946,725     $335,702     $362,504     $387,037
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund. See Notes to Financial Statements -- Note 1.

(b) Includes interest expense of 0.00%, 0.00%, 0,00%, 0.00% and 0.00%, respectively.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 7.02%.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 5.61%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year       Year         Year          Year          Year
                                                                   Ended      Ended        Ended         Ended         Ended
                                                                   11/30/14   11/30/13 (a) 11/30/12 (a)  11/30/11 (a)  11/30/10 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $ 31.23    $ 27.15      $  25.60      $  24.43      $  20.40
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                             $ (0.34)   $ (0.24)     $  (0.44)     $  (0.38)     $  (0.31)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                               4.20       9.27          1.99          1.55          4.34
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  3.86    $  9.03      $   1.55      $   1.17      $   4.03
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                               $ (5.62)   $ (4.95)     $     --      $     --      $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (1.76)   $  4.08      $   1.55      $   1.17      $   4.03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 29.47    $ 31.23      $  27.15      $  25.60      $  24.43
====================================================================================================================================
Total return*                                                        12.37%     35.76%         6.05%(c)      4.80%(d)     19.79%
Ratio of net expenses plus interest expense to average net
   assets(b)                                                          1.91%      1.97%         2.16%         2.07%         2.14%
Ratio of net investment loss to average net assets                   (1.30)%    (1.43)%       (1.54)%       (1.37)%       (1.54)%
Portfolio turnover rate                                                105%       100%           86%           81%           88%
Net assets, end of period (in thousands)                           $71,942    $66,069      $ 12,761      $ 13,090      $ 13,565
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund. See Notes to Financial Statements -- Note 1.

(b) Includes interest expense of 0.00%, 0.00%, 0,00%, 0.00% and 0.00%, respectively.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 5.97%.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 4.67%.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 31

-----------------------------------------------------------------------------------------------------------------
                                                                              Year
                                                                              Ended                 6/7/13 (a)
                                                                              11/30/14              to 11/30/13
-----------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                          $ 37.05               $ 33.86
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment loss                                                         $ (0.23)              $ (0.17)
  Net realized and unrealized gain on investments                                4.99                  5.12
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                         $  4.76               $  4.95
-----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net realized gain                                                           $ (5.62)              $ (1.76)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                    $ (0.86)              $  3.19
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $ 36.19               $ 37.05
=================================================================================================================
Total return*                                                                   12.85%                14.62%**
Ratio of net expenses plus interest expense to average
  net assets(b)                                                                  1.49%                 1.52%***
Ratio of net investment loss to average net assets                              (0.87)%               (1.00)%***
Portfolio turnover rate                                                           105%                  100%
Net assets, end of period (in thousands)                                      $14,591               $ 9,746
=================================================================================================================

(a) Financial reporting for Class R shares commenced on June 7, 2013. See Notes to Financial Statements -- Note 1.

(b) Includes interest expense of 0.00% and 0.00%, respectively.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Not annualized.

*** Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

------------------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year          Year           Year           Year
                                                                Ended       Ended         Ended          Ended          Ended
                                                                11/30/14    11/30/13 (a)  11/30/12 (a)   11/30/11 (a)   11/30/10 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $  39.32    $  32.95      $   30.63      $  28.84       $   23.75
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                          $  (0.03)   $  (0.06)     $   (0.04)     $  (0.00)(b)   $   (0.04)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                             5.41       11.63           2.36          1.79            5.13
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   5.38    $  11.57      $    2.32      $   1.79       $    5.09
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                            $  (5.62)   $  (5.20)     $      --      $     --       $      --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (0.24)   $   6.37      $    2.32      $   1.79       $    5.09
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  39.08    $  39.32      $   32.95      $  30.63       $   28.84
====================================================================================================================================
Total return*                                                      13.69%      37.40%          7.60%(d)      6.20%(e)       21.45%
Ratio of net expenses plus interest expense to average
   net assets(c)                                                    0.76%       0.76%          0.73%         0.71%           0.74%
Ratio of net investment loss to average net assets                 (0.16)%     (0.18)%        (0.11)%       (0.00)%(f)      (0.14)%
Portfolio turnover rate                                              105%        100%            86%           81%             88%
Net assets, end of period (in thousands)                        $102,721    $118,651      $ 102,042      $ 83,460       $ 107,870
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund. See Notes to Financial Statements -- Note 1.

(b) Rounds to less than $0.01 or $(0.01) per share.

(c) Includes interest expense of 0.00%, 0.00%, 0,00%, 0.00% and 0.00%, respectively.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 7.52%.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 6.08%.

(f) Rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 33

Notes to Financial Statements | 11/30/14

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust II (the Trust), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund"), a series of Pioneer Series Trust I on June 7, 2013. The predecessor fund was the accounting survivor of the reorganization. Accordingly, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The financial highlights and shareholder activity, as reflected in the Statement of Changes in net assets, have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with the predecessor fund. Prior to the reorganization, the Fund was named Pioneer Growth Opportunities Fund. The investment objective of the Fund is long-term capital growth.

During the periods covered by this report, the Fund offered five classes of shares designated as Class A, Class B, Class C, Class R and Class Y shares. The predecessor fund did not offer Class B shares or Class R shares. Accordingly, financial reporting for Class B shares and Class R shares commenced on June 7, 2013, and no financial information has been presented for Class B shares or Class R shares for prior periods. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the

34 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 35 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At November 30, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At November 30, 2014, the Fund reclassified $62,698 to decrease paid in capital, $6,064,135 to increase undistributed net investment income and $6,001,437 to decrease accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

36 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

    The tax character of distributions paid during the years ended November 30, 2014 and November 30, 2013 were as follows:

    ----------------------------------------------------------------------------
                                                             2014           2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary Income                                  $  3,202,734    $ 4,565,456
    Long-term capital gain                            159,324,451     93,604,512
    ----------------------------------------------------------------------------
         Total                                       $162,527,185    $98,169,968
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Late Year Post October Loss Deferral                           $ (3,607,647)
    Undistributed long-term gain                                      7,866,417
    Net unrealized appreciation                                     279,658,223
    ----------------------------------------------------------------------------
         Total                                                     $283,916,993
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on partnerships and other holdings.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $66,418 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2014.

E.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 37

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of contracts open during the year ended November
    30, 2014 was $8,214. Written put option contracts outstanding at year end are listed at the end of the Fund's schedule of investments. There were no written options outstanding at November 30, 2014.

    Transactions in written options for the year ended November 30, 2014 are summarized as follows:

    -------------------------------------------------------------------------------------
                                               Number of Contracts      Premium Received
    -------------------------------------------------------------------------------------
    Options open at beginning of period                         --           $        --
    Options opened                                            (787)             (125,400)
    Options exercised                                           --                    --
    Options closed                                              --                    --
    Options expired                                            787               125,400
    -------------------------------------------------------------------------------------
    Options open at end of period                               --           $        --
    =====================================================================================

38 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. Prior to June 7, 2013, the Fund paid an annual fee equal to 0.65% of the Fund's average daily net assets. Prior to June 7, 2013, the predecessor fund paid a management fee at an annual rate equal to 0.625% of the predecessor fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. For the year ended November 30, 2014, the effective management fee was equivalent to 0.61% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $101,362 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $697,109
Class B                                                                   24,003
Class C                                                                  107,116
Class R                                                                   30,867
Class Y                                                                   79,959
--------------------------------------------------------------------------------
  Total                                                                 $939,054
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $226,191 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2014.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 39

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $46,772 in distribution fees payable to PFD at November 30, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2014, CDSCs in the amount of $15,582 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2014, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund

40 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12,
2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2014, the Fund had no outstanding borrowings.

7. Reorganization Information

On June 7, 2013 ("Closing Date"), the predecessor fund was reorganized with the Fund. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding Class A, Class C and Class Y shares of the predecessor fund received Class A, Class C and Class Y shares of the Fund, respectively, in the reorganization. The predecessor fund did not offer Class B shares* or Class R shares. Financial reporting for Class B shares and Class R shares commenced on June 7, 2013. The investment portfolio of the predecessor fund, with an aggregate value of $552,334,360 and an identified cost of $442,091,974 at June 7, 2013, was the principal asset acquired by the Fund.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the predecessor fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The Fund was the legal survivor of the reorganization. The predecessor fund was the accounting survivor of the reorganization. Accordingly, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Prior to the reorganization, the Fund was named Pioneer Growth Opportunities Fund.

* Class B shares of the Fund converted to Class A shares on November 10, 2014. See Note 9.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 41

The following charts show the details of the reorganization as of the Closing Date:

--------------------------------------------------------------------------------------------------
                            Pioneer Growth           Pioneer Select         Pioneer Select Mid
                            Opportunities Fund       Mid Cap Growth Fund    Cap Growth Fund
                            (Pre-Reorganization)     (Pre-Reorganization)   (Post-Reorganization)
--------------------------------------------------------------------------------------------------
Net Assets
 Class A                           $480,408,023             $375,031,477          $  855,439,500
 Class B                              9,689,683                       --               9,689,683
 Class C                             43,279,821               14,188,415              57,468,236
 Class R                              8,602,193                       --               8,602,193
 Class Y                             33,367,844               92,797,966             126,165,810
Total Net Assets                   $575,347,564             $482,017,858          $1,057,365,422

Shares Outstanding
 Class A                             14,033,389               10,956,195*             24,989,584
 Class B                                344,312                       --                 344,312
 Class C                              1,500,584                  491,969*              1,992,553
 Class R                                254,059                       --                 254,059
 Class Y                                934,367                2,598,660*              3,533,027

--------------------------------------------------------------------------------------------------
                                 Pre-conversion                                  Post-conversion
                                         Shares         Conversion Ratio*                 Shares
--------------------------------------------------------------------------------------------------
 Class A                             18,313,828                   0.5928              10,956,195
 Class C                                769,464                   0.6394                 491,969
 Class Y                              4,382,522                   0.5930               2,598,660

* Share amounts have been adjusted to reflect the conversion ratios utilized to align the net asset values of the predecessor fund with those of the Fund.

--------------------------------------------------------------------------------------------------
                                                                                Shares Issued In
                                                          Exchange Ratio          Reorganization**
--------------------------------------------------------------------------------------------------
Class A                                                            1.000              14,033,389
Class B                                                            1.000                 344,312
Class C                                                            1.000               1,500,584
Class R                                                            1.000                 254,059
Class Y                                                            1.000                 934,367

** Reflects shares issued by the predecessor fund, the accounting survivor as shown on the Statement of Changes. Unrealized Accumulated

--------------------------------------------------------------------------------------------------
                                                              Unrealized             Accumulated
                                                            Appreciation              Gain (Loss)
                                                         on Closing Date         on Closing Date
--------------------------------------------------------------------------------------------------
Predecessor Fund                                            $117,287,618            $ 47,932,022
Fund                                                         110,242,386             (30,439,766)

Assuming the Reorganization had been completed on December 1, 2012, the pro forma results of operations for the fiscal year ended November 30, 2013, were as follows:

Net Investment income (loss)                                                        $ (6,405,202)
Net realized and unrealized gains                                                    345,088,972
--------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                                      $338,683,770
==================================================================================================

42 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Fund that have been included in the Statements of Operations since the Reorganization was consummated.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2014 was as follows:

-----------------------------------------------------------------------------------------
Derivatives Not                                             Realized      Change in
Accounted for as                                            Gain or       Unrealized
Hedging Instruments                                         (Loss) on     Gain or (Loss)
Under Accounting           Location of Gain or (Loss)       Derivatives   on Derivatives
Standards Codification     on Derivatives Recognized        Recognized    Recognized
(ASC) 815                  in Income                        in Income     in Income
-----------------------------------------------------------------------------------------
Written options            Net realized gain (loss) on
                           written options                  $ 125,400
Written options            Change in net unrealized
                           appreciation (depreciation) on
                           written options                                $        --

9. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending November 30, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended November 30, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years ending November 30, 2013 and November 30, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304
(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

10. Conversion of Class B Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and Shareowners of Pioneer Select Mid Cap Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Select Mid Cap Growth Fund (the "Fund") (one of two portfolios comprising Pioneer Series Trust II (the Trust)), as of November 30, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended November 30, 2013, and the financial highlights for the years ended November 30, 2013, 2012, 2011, and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated January 24, 2014.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Select Mid Cap Growth Fund as of November 30, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
January 26, 2015

44 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Select Mid Cap Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 45 disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's

46 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 performance results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the second quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 47 which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global

48 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 49

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

50 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)         Trustee since 2006.     Private investor (2004-2008 and              Director, Broadridge Financial
Chairman of the Board        Serves until a          2013-present); Chairman (2008 - 2013) and    Solutions, Inc. (investor
and Trustee                  successor trustee is    Chief Executive Officer (2008 - 2012),       communications and securities
                             elected or earlier      Quadriserv, Inc. (technology products for    processing provider for financial
                             retirement or removal.  securities lending industry); and Senior     services industry) (2009 -
                                                     Executive Vice President, The Bank of New    present); Director, Quadriserv,
                                                     York (financial and securities services)     Inc. (2005 - 2013); and
                                                     (1986 - 2004)                                Commissioner, New Jersey State
                                                                                                  Civil Service Commission (2011 -
                                                                                                  present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2005.     Managing Partner, Federal City Capital       Director of Enterprise Community
Trustee                      Serves until a          Advisors (corporate advisory services        Investment, Inc. (privately-held
                             successor trustee is    company) (1997 - 2004 and 2008 - present);   affordable housing finance
                             elected or earlier      Interim Chief Executive Officer, Oxford      company) (1985 - 2010); Director
                             retirement or removal.  Analytica, Inc. (privately-held research and of Oxford Analytica, Inc. (2008 -
                                                     consulting company) (2010); Executive Vice   present); Director of The Swiss
                                                     President and Chief Financial Officer,       Helvetia Fund, Inc. (closed-end
                                                     I-trax, Inc. (publicly traded health care    fund) (2010 - present); and
                                                     services company) (2004 - 2007); and         Director of New York Mortgage
                                                     Executive Vice President and Chief Financial Trust (publicly traded mortgage
                                                     Officer, Pedestal Inc. (internet-based       REIT) (2004 - 2009, 2012 -
                                                     mortgage trading company) (2000 - 2002)      present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2008.     William Joseph Maier Professor of Political  Trustee, Mellon Institutional
Trustee                      Serves until a          Economy, Harvard University (1972 - present) Funds Investment Trust and Mellon
                             successor trustee is                                                 Institutional Funds Master
                             elected or earlier                                                   Portfolio (oversaw 17 portfolios
                             retirement or removal.                                               in fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 51

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                    Other Directorships
Position Held With the Fund  Length of Service        Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2004.      Founding Director, Vice President and        None
Trustee                      Serves until a successor Corporate Secretary, The Winthrop Group,
                             trustee is elected or    Inc. (consulting firm) (1982 - present);
                             earlier retirement or    Desautels Faculty of Management, McGill
                             removal.                 University (1999 - present); and Manager of
                                                      Research Operations and Organizational
                                                      Learning, Xerox PARC, Xerox's advance
                                                      research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2004.      President and Chief Executive Officer,       Director of New America High
Trustee                      Serves until a successor Newbury, Piret & Company, Inc. (investment   Income Fund, Inc. (closed-end
                             trustee is elected or    banking firm) (1981 - present)               investment company) (2004 -
                             earlier retirement or                                                 present); and member, Board of
                             removal.                                                              Governors, Investment Company
                                                                                                   Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
                             Trustee since 2014.      Consultant (investment company services)     None
Fred J. Ricciardi (67)**     Serves until a successor (2012 - present); Executive Vice President,
Trustee                      trustee is elected or    BNY Mellon (financial and investment company
                             earlier retirement or    services) (1969 - 2012); Director, BNY
                             removal.                 International Financing Corp. (financial
                                                      services) (2002 - 2012); and Director,
                                                      Mellon Overseas Investment Corp. (financial
                                                      services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*      Trustee since 2014.     Director and Executive Vice President        None
Trustee                      Serves until a          (since 2008) and Chief Investment Officer,
                             successor trustee is    U.S. (since 2010), of PIM-USA; Executive
                             elected or earlier      Vice President of Pioneer (since 2008);
                             retirement or removal.  Executive Vice President of Pioneer
                                                     Institutional Asset Management, Inc. (since
                                                     2009); Portfolio Manager of Pioneer (since
                                                     1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 53

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service       Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (58)**   Advisory Trustee since  Chief Investment Officer, 1199 SEIU Funds    None
                             2014.                   (health care workers union pension Funds)
                                                     (2001 - present); Vice President -
                                                     International Investments Group, American
                                                     International Group, Inc. (insurance
                                                     company) (1993 - 2001); Vice President,
                                                     Corporate Finance and Treasury Group,
                                                     Citibank, N.A. (1980 - 1986 and 1990 -
                                                     1993); Vice President - Asset/Liability
                                                     Management Group, Federal Farm Funding
                                                     Corp. (government-sponsored Issuer of
                                                     debt securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman Hutton,
                                                     Inc. (investment bank) (1987 - 1988); and
                                                     Mortgage Securities Group, Drexel Burnham
                                                     Lambert, Ltd. (investment bank) (1986 -
                                                     1987)
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Ricciardi became a Trustee and Ms. Monchak became a non-voting Advisory Trustee on November 11, 2014.

54 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service        Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)               Since 2014. Serves at    Chair, Director, CEO and President of          None
President and                    the discretion of the    Pioneer Investment Management USA (since
Chief Executive Officer          Board.                   September 2014); Chair, Director, CEO and
                                                          President of Pioneer Investment Management,
                                                          Inc. (since September 2014); Chair,
                                                          Director, CEO and President of Pioneer Funds
                                                          Distributor, Inc. (since September 2014);
                                                          Chair, Director, CEO and President of
                                                          Pioneer Institutional Asset Management, Inc.
                                                          (since September 2014); and Chair, Director,
                                                          and CEO of Pioneer Investment Management
                                                          Shareholder Services, Inc. (since September
                                                          2014); Managing Director, Morgan Stanley
                                                          Investment Management (2010 - 2013); and
                                                          Director of Institutional Business, CEO of
                                                          International, Eaton Vance Management (2005
                                                          - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)       Since 2004. Serves at    Vice President and Associate General Counsel   None
Secretary and Chief              the discretion of the    of Pioneer since January 2008; Secretary and
Legal Officer                    Board.                   Chief Legal Officer of all of the Pioneer
                                                          Funds since June 2010; Assistant Secretary
                                                          of all of the Pioneer Funds from September
                                                          2003 to May 2010; and Vice President and
                                                          Senior Counsel of Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)           Since 2010. Serves at    Fund Governance Director of Pioneer since      None
Assistant Secretary              the discretion of the    December 2006 and Assistant Secretary of all
                                 Board.                   the Pioneer Funds since June 2010; Manager -
                                                          Fund Governance of Pioneer from December
                                                          2003 to November 2006; and Senior Paralegal
                                                          of Pioneer from January 2000 to November
                                                          2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)                Since 2010. Serves at    Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary              the discretion of the    Assistant Secretary of all the Pioneer Funds
                                 Board.                   since June 2010; Counsel of Pioneer from
                                                          June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)             Since 2008. Serves at    Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief Financial    the discretion of the    Treasurer of all of the Pioneer Funds since
and Accounting Officer           Board.                   March 2008; Deputy Treasurer of Pioneer from
of the Fund                                               March 2004 to February 2008; and Assistant
                                                          Treasurer of all of the Pioneer Funds from
                                                          March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)            Since 2004. Serves at    Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer              the discretion of the    Assistant Treasurer of all of the Pioneer
                                 Board.                   Funds
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 55

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                      Other Directorships
Position Held With the Fund      Length of Service        Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)               Since 2004. Serves at    Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer              the discretion of the    Pioneer; and Assistant Treasurer of all of
                                 Board.                   the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)            Since 2009. Serves at    Fund Administration Manager - Fund Treasury    None
Assistant Treasurer              the discretion of the    of Pioneer since November 2008; Assistant
                                 Board.                   Treasurer of all of the Pioneer Funds since
                                                          January 2009; and Client Service Manager -
                                                          Institutional Investor Services at State
                                                          Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)             Since 2010. Serves at    Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer         the discretion of the    all the Pioneer Funds since March 2010;
                                 Board.                   Director of Adviser and Portfolio Compliance
                                                          at Pioneer since October 2005; and Senior
                                                          Compliance Officer for Columbia Management
                                                          Advisers, Inc. from October 2003 to October
                                                          2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)             Since 2006. Serves at    Director - Transfer Agency Compliance of       None
Anti-Money Laundering Officer    the discretion of the    Pioneer and Anti-Money Laundering Officer of
                                 Board.                   all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

                            This page for your notes.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 57

                            This page for your notes.

58 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

                            This page for your notes.

                Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14 59

                            This page for your notes.

60 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 23474-05-0115

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
The audit services provided to the Fund were totaled approximately $23,818 payable to Deloitte & Touche
LLP for the year ended November 30, 2014 and $32,209 were paid to the former auditor, Ernst & Young LLP for the year ended November 30, 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Fund payable to Deloitte & Touche LLP for the year ended November 30, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended November 30, 2013.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,100 payable to Deloitte & Touche LLP for the year ended November 30,
2014 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended November 30, 2013.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Fund payable to Deloitte & Touche LLP for the year ended November 30, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended November 30, 2013.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2014 and 2013, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $7,100 payable to Deloitte & Touche LLP for the year ended
November 30, 2014 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended November 30,
2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Fundees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 29, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 29, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 29, 2015

* Print the name and title of each signing officer under his or her signature.